EXHIBIT 10(c)(5)


          AMENDMENT NO. 3 TO GENERAL SERVICES AGREEMENT

                             BETWEEN

                OVERSEAS SHIPHOLDING GROUP, INC.

                               AND

                  MARITIME OVERSEAS CORPORATION





      This Amendment No. 3 dated as of October 1, 1987 to General

Services Agreement dated December 31, 1969, as heretofore amended

(the  "General Services Agreement") between Overseas  Shipholding

Group,  Inc.,  a Delaware corporation (the "Owner") and  Maritime

Overseas Corporation, a New York corporation ("MOC").



                      W I T N E S S E T H :
                       - - - - - - - - - -


      WHEREAS, the Owner and MOC acknowledge and agree  that  the duties of MOC under the General Services Agreement relating to  a newbuilding  begin  earlier than keel laying or  commencement  of erection on the building berth; and



      WHEREAS,  the  Owner and MOC desire to  amend  the  General

Services Agreement as hereinafter set forth:



      NOW,  THEREFORE,  the parties hereto do mutually  agree  as follows:



      1.    Section  5(c)  of the General Services  Agreement  is

amended  by  deleting in its entirety the last  sentence  of  the

Section and by substituting in its place the following sentence:



          "Newbuilding vessels shall be deemed managed and included in the computation from the date of commencement of work on the vessel at the builder's shipyard, in accordance with the advice received from the builder."


       2.    Except  as  hereby  amended,  the  General  Services

Agreement shall remain unaltered and shall continue in full force and effect.



      IN  WITNESS  WHEREOF, the parties hereto have  caused  this

Amendment  No. 3 to be executed and delivered as of the  day  and year first above written.



OVERSEAS SHIPHOLDING GROUP, INC.     MARITIME OVERSEAS CORPORATION


By:                                  By:
   -----------------------------        --------------------------
          President                     Vice President & Secretary